Crosby
2-12

INSTRUMENT PREPARED BY:
H. James Lossin, Sr.
610 First Street
Jonesville, LA 71343
Telephone: 318-339-7238

RETURN TO:
H. James Lossin, Sr.
P. O. Box 398
Jonesville, LA 71343

TAX MAP :__________

Addresses:

ASSIGNORS:
AJ & J OIL, INC.
P. O. Box 659
Jonesville, LA 71343

BAR-G-BAR GEOSERVICES, LLC
669 Selma Estates Road
Natchez, MS 39120

KELLY HILL, LLC OF IOWA
2057 Kiowa Lane
Fairfield, IA 52556

GRIFFIN & GRIFFIN EXPLORATION, LLC
1904 Lakeland Dr, Ste F
Jackson, MS 39216

CATAHOULA ENERGY PARTNERS, LP
2057 Kiowa Ln
Fairfield, IA 52556

STANCO PETROLEUM, LLC
202 Tillman Rd
Ferriday, LA 71334

DRAYCO EXPLORATION, LLC
311 Texas St
Vidalia, LA 71373

ASSIGNEE:
AMAZING ENERGY HOLDINGS, LLC
5700 West Plano Parkway, Suite 3600
Plano, TX 39078

ASSIGNMENT OF OIL, GAS AND MINERAL LEASE

FOR AND IN CONSIDERATION of the sum of One Hundred Dollars ($100.00) and other valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the undersigned Assignor(s):

Assignors

AJ & J OIL, INC.
P. O. Box 659
Jonesville, LA 71343

BAR-G-BAR GEOSERVICES, LLC
669 Selma Estates Road
Natchez, MS 39120

KELLY HILL, LLC OF IOWA
2057 Kiowa Lane
Fairfield, IA 52556

GRIFFIN & GRIFFIN EXPLORATION, LLC
1904 Lakeland Dr, Ste F
Jackson, MS 39216

CATAHOULA ENERGY PARTNERS, LP
2057 Kiowa Ln
Fairfield, IA 52556

STANCO PETROLEUM, LLC
202 Tillman Rd
Ferriday, LA 71334

DRAYCO EXPLORATION, LLC
311 Texas St
Vidalia, LA 71373

do hereby grant, bargain, sell, convey and assign unto the following named Assignee, all of their Working Interest in and to an undivided one hundred (100%) Working Interest, in and to the Oil, Gas and Mineral Lease listed on Exhibit "A" attached hereto:

Assignee

AMAZING ENERGY HOLDINGS, LLC
5700 West Plano Parkway, Suite 3600
Plano, TX 39078

There is likewise assigned, set over, conveyed and delivered unto Assignee, the interest shown above herein assigned, in and to all leases, easements, agreements and permits and all personal property, including all pumping united, flowlines, treaters, oil stock tanks, saltwater holding tanks, casing, tubing an d in-hole equipment, wellhead connections, and other operating equipment beyond the wellhead connections used in the operation and production said wells, and any other equipment that might be allocated to said wells and any other equipment associated with the operation of said wells, and related net revue interest in the proceeds from production, associated with said interest.

This assignment is made subject to all the terms, conditions, restrictions, limitations and provisions set forth and contained in the leases being assigned, as well as to any and all assignments thereof.

Assignee recognizes and specifically assumes Assignor's obligation to properly plug said wells, abandon and restore the leased premises, and properly abandon and restore associated facilities, pits and surface locations associated with the assigned property when appropriate, in accordance with the rules and regulations of any governmental authority having jurisdiction thereof. Assignee agrees to pay all costs and expenses associated with any such plugging, abandoning and restoring.

This Assignment of Oil, Gas and Mineral Lease may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

Assignor hereby agrees that it will execute and deliver all such other additional instruments, notices, assignments or other documents, and will do all such other acts and things necessary, or as may be

necessary to fully assure to Assignee or its successors or assigns, all of the respective rights and interest herein and hereby granted or intended to be granted.

This assignment is made without warranty, either express or implied. Assignee states that its representative has inspected the premises and equipment related to the properties, and accepts this assignment of the relative equipment on a "as is, where is" basis.

The effective date of this assignment shall be ____________.

IN WITNESS WHEREOF, this instrument is executed on this ____ day of ______________, 2018.

ASSIGNORS:

AJ & J OIL, INC.

Randy White
By: RANDY WHITE
Its: President

BAR-G-BAR GEOSERVICES, LLC

By: ROGER ROY BROGHEAD
Its: MEMBER/MGR

KELLY HILL, LLC OF IOWA

____
By:____________________
Its:____________________

GRIFFIN & GRIFFIN EXPLORATION, LLC

____
By:____________________
Its:____________________

CATAHOULA ENERGY PARTNERS, LP

____
By:____________________
Its:____________________

STANCO PETROLEUM, LLC

By: STANLEY E. COOPER III
Its: MEMBER/MGR

DRAYCO EXPLORATION, LLC

By: JAMES A. STEWART
Its: MEMBER/MGR

necessary to fully assure to Assignee or its successors or assigns, all of the respective rights and interest herein and hereby granted or intended to be granted.

This assignment is made without warranty, either express or implied. Assignee states that its representative has inspected the premises and equipment related to the properties, and accepts this assignment of the relative equipment on a "as is, where is" basis.

The effective date of this assignment shall be ______________.

IN WITNESS WHEREOF, this instrument is executed on this ____ day of ______________, 2018.

ASSIGNORS:

AJ & J OIL, INC.

____
By: RANDY WHITE
Its: President

BAR-G-BAR GEOSERVICES, LLC

____
By: ____________________________
Its: ____________________________

KELLY HILL, LLC OF IOWA

____
By: Ronald B. Stakland
Its: President

GRIFFIN & GRIFFIN EXPLORATION, LLC

____
By: ____________________________
Its: ____________________________

CATAHOULA ENERGY PARTNERS, LP

____
By: Ronald B. Stakland
Its: President of the Managing G.P.

STANCO PETROLEUM, LLC

____
By: ____________________________
Its: ____________________________

DRAYCO EXPLORATION, LLC

____
By: ____________________________
Its: ____________________________

necessary to fully assure to Assignee or its successors or assigns, all of the respective rights and interest herein and hereby granted or intended to be granted.

This assignment is made without warranty, either express or implied. Assignee states that its representative has inspected the premises and equipment related to the properties, and accepts this assignment of the relative equipment on a "as is, where is" basis.

The effective date of this assignment shall be ______________.

IN WITNESS WHEREOF, this instrument is executed on this 12th day of April, 2018.

ASSIGNORS:

AJ & J OIL, INC.

____
By: RANDY WHITE
Its: President

BAR-G-BAR GEOSERVICES, LLC

____
By: ______________________
Its: ______________________

KELLY HILL, LLC OF IOWA

____
By: ______________________
Its: ______________________

GRIFFIN & GRIFFIN EXPLORATION, LLC

[signature]
By: John Andrew Griffin
Its: V. P.

CATAHOULA ENERGY PARTNERS, LP

____
By: ______________________
Its: ______________________

STANCO PETROLEUM, LLC

____
By: ______________________
Its: ______________________

DRAYCO EXPLORATION, LLC

____
By: ______________________
Its: ______________________

STATE OF Louisiana
COUNTY OF Catahoula

BEFORE ME, the undersigned authority, personally appeared **RANDY WHITE**, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **AJ & J OIL, INC.**, in his capacity as its duly authorized **PRESIDENT**, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this 16th day of April, 2018.

My Commission Expires: at Death

Ashley G Ramsey
NOTARY PUBLIC in and for Catahoula Parish, LA

Ashley G. Ramsey
Notary Public # 125902
State of Louisiana
Parish of Concordia w/ Statewide Jurisdiction
My Commission Expires with Death

STATE OF Louisiana
COUNTY OF Concordia

BEFORE ME, the undersigned authority, personally appeared Roger Roy Geoghegan, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **BAR-G-BAR GEOSERVICES, LLC**, in his capacity as its duly authorized Member / MGR, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this 16 day of April, 2018.

My Commission Expires: Death

Connie J. Brauer
NOTARY PUBLIC in and for 35944
Concordia Parish

STATE OF ______________________
COUNTY OF ______________________

BEFORE ME, the undersigned authority, personally appeared ______________________, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **KELLY HILL, LLC OF IOWA**, in his capacity as its duly authorized ______________________, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this ______ day of ______________________, 2018.

My Commission Expires:

____
NOTARY PUBLIC in and for

______________________ ______________________

STATE OF ______________________
COUNTY OF ______________________

BEFORE ME, the undersigned authority, personally appeared ______________________, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **GRIFFIN & GRIFFIN EXPLORATION, LLC**, in his capacity as its duly authorized ______________________, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this ______ day of ______________________, 2018.

My Commission Expires:

____
NOTARY PUBLIC in and for

______________________ ______________________

STATE OF ____________________
COUNTY OF ____________________

BEFORE ME, the undersigned authority, personally appeared **RANDY WHITE**, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **AJ & J OIL, INC.**, in his capacity as its duly authorized **PRESIDENT**, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this _____ day of ________________, 2018.

My Commission Expires:

NOTARY PUBLIC in and for

________________________ ________________________

STATE OF ____________________
COUNTY OF ____________________

BEFORE ME, the undersigned authority, personally appeared ____________________, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **BAR-G-BAR GEOSERVICES, LLC**, in his capacity as its duly authorized ________________, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this _____ day of ________________, 2018.

My Commission Expires:

NOTARY PUBLIC in and for

________________________ ________________________

STATE OF Iowa
COUNTY OF Jefferson

BEFORE ME, the undersigned authority, personally appeared Ronald H Strickland, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **KELLY HILL, LLC OF IOWA**, in his capacity as its duly authorized President, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this 5 day of April, 2018.

My Commission Expires: 4/11/2020

Rebecca A. Fritz
NOTARY PUBLIC in and for State of Iowa

STATE OF ____________________
COUNTY OF ____________________

BEFORE ME, the undersigned authority, personally appeared ____________________, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **GRIFFIN & GRIFFIN EXPLORATION, LLC**, in his capacity as its duly authorized ________________, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this _____ day of ________________, 2018.

My Commission Expires:

NOTARY PUBLIC in and for

________________________ ________________________

4/11/2020

REBECCA A FRITZ
Notarial Seal - Iowa
Commission # 767508
My Commission Expires 4/11/2020

STATE OF ____________________
COUNTY OF ____________________

BEFORE ME, the undersigned authority, personally appeared **RANDY WHITE**, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **AJ & J OIL, INC.**, in his capacity as its duly authorized **PRESIDENT**, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this ______ day of ____________________, 2018.

My Commission Expires:

____
NOTARY PUBLIC in and for

____________________ ____________________

STATE OF ____________________
COUNTY OF ____________________

BEFORE ME, the undersigned authority, personally appeared ____________________, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **BAR-G-BAR GEOSERVICES, LLC**, in his capacity as its duly authorized ____________________, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this ______ day of ____________________, 2018.

My Commission Expires:

____
NOTARY PUBLIC in and for

____________________ ____________________

STATE OF ____________________
COUNTY OF ____________________

BEFORE ME, the undersigned authority, personally appeared ____________________, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **KELLY HILL, LLC OF IOWA**, in his capacity as its duly authorized ____________________, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this ______ day of ____________________, 2018.

My Commission Expires:

____
NOTARY PUBLIC in and for

____________________ ____________________

STATE OF MS
COUNTY OF HINDS

BEFORE ME, the undersigned authority, personally appeared John A. Griffin, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **GRIFFIN & GRIFFIN EXPLORATION, LLC**, in his capacity as its duly authorized Vice President, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this 12th day of April, 2018.

My Commission Expires:

STATE OF MISSISSIPPI
NOTARY PUBLIC
ID # 90225
KATHY S. MIDDLETON
Commission Expires
July 13, 2020
RANKIN COUNTY

Kathy S Middleton
NOTARY PUBLIC in and for
Mississippi

STATE OF Iowa
COUNTY OF Jefferson

BEFORE ME, the undersigned authority, personally appeared Ronald Stakland, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **CATAHOULA ENERGY PARTNERS, LP**, in his capacity as its duly authorized Manager G.P., as his own free act and deed, on behalf of said company.

Given under my hand and official seal this 5 day of April, 2018.

My Commission Expires: 4/11/2020

Rebecca A. Fritz
NOTARY PUBLIC in and for State of Iowa

STATE OF ____________________
COUNTY OF ____________________

BEFORE ME, the undersigned authority, personally appeared ____________________, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **STANCO PETROLEUM, LLC**, in his capacity as its duly authorized ____________________, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this ______ day of ____________________, 2018.

My Commission Expires: ____________________

____
NOTARY PUBLIC in and for ____________________

STATE OF ____________________
COUNTY OF ____________________

BEFORE ME, the undersigned authority, personally appeared ____________________, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **DRAYCO EXPLORATION, LLC**, in his capacity as its duly authorized ____________________, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this ______ day of ____________________, 2018.

My Commission Expires: ____________________

____
NOTARY PUBLIC in and for ____________________

REBECCA A FRITZ
Notarial Seal - Iowa
Commission # 767508
My Commission Expires 4/11/2020

4/1/2020

STATE OF ______________________
COUNTY OF ______________________

BEFORE ME, the undersigned authority, personally appeared ______________________, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **CATAHOULA ENERGY PARTNERS, LP**, in his capacity as its duly authorized ______________________, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this ______ day of ______________________, 2018.

My Commission Expires:

____
NOTARY PUBLIC in and for

______________________ ______________________

STATE OF Louisiana
COUNTY OF Concordia

BEFORE ME, the undersigned authority, personally appeared Stanley E. Cooper, III, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **STANCO PETROLEUM, LLC**, in his capacity as its duly authorized Member / MGR, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this 16 day of April, 2018.

My Commission Expires:

Connie J. Braun
NOTARY PUBLIC in and for 35944

Death

Concordia Parish

STATE OF Louisiana
COUNTY OF Concordia

BEFORE ME, the undersigned authority, personally appeared James A. Stewart, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **DRAYCO EXPLORATION, LLC**, in his capacity as its duly authorized Member / MGR, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this 16 day of April, 2018.

My Commission Expires:

Connie J. Braun
NOTARY PUBLIC in and for 35944

Death

Concordia Parish

EXHIBIT "A"

Attached to and made a part of that certain Assignment of Oil, Gas and Mineral Lease dated ____________ ____, 2019 by and between AJ & J OIL, INC. ET AL, as Assignors, and AMAZING ENERGY HOLDINGS, LLC, as Assignee.

WELLS:

WELL PRODUCING	FIELD	COUNTY	STATE	API#	S-T-R
Crosby 2-11SWDW #1	Piney Creek	Wilkinson	MS	23157204900001	2-3N-1W
Crosby 2-12 #1	Piney Creek	Wilkinson	MS	23157220030000	2-3N-1W

LEASES:

Crosby 2-12 No. 1 Well
NW/4 of SW/4 Section 2, T3N-R1W, Wilkinson County, Mississippi

Date:	April 12, 2010
Lessor:	Crosby-Mississippi Resources, Ltd
Lessee:	Griffin & Griffin Exploration, LLC
Primary Term:	one (1) year
Recorded:	Book 158, Page 324
Royalty:	1/8
Lands Covered:	N/1 of SW/4 and SE/4 of NW/4, Section 2, T3N-R1W

Date:	April 1, 2010
Lessor:	Foster Creek Corporation
Lessee:	Griffin & Griffin Exploration, LLC
Primary Term:	one (1) year
Recorded:	Memorandum of Lease recorded in Book 158, Page 326
Royalty:	
Lands Covered:	N/1 of SW/4 and SE/4 of NW/4, Section 2, T3N-R1W